                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

                           CHECK THE APPROPRIATE BOX:

                         [_] PRELIMINARY PROXY STATEMENT

                   [_] CONFIDENTIAL, FOR USE OF THE COMMISSION
                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

                         [X] DEFINITIVE PROXY STATEMENT

                       [_] DEFINITIVE ADDITIONAL MATERIALS

        [_] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                            APPROVED FINANCIAL CORP.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

       [_] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1)
                                    AND 0-11.

     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                                   Insert logo
                            APPROVED FINANCIAL CORP.
                         1716 CORPORATE LANDING PARKWAY
                         VIRGINIA BEACH, VIRGINIA 23454

April 30, 2002


Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders for Approved Financial Corp. on June 28, 2002, 2:00 PM eastern standard time, at the corporate headquarters of Approved Financial Corp. located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454.

As a stockholder of Approved Financial Corp., you have a right to vote on certain matters affecting the company. This proxy statement discusses the proposals you are voting on this year. Please read it carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.

The following abbreviations as indicated below occur throughout this document:

..    Approved Financial Corp. is the referred to as "Company" or "Approved"
..    The Proxy Statement, the Proxy Card and our 2002 Annual Report to
     Shareholders are collectively referred to as the "proxy materials"
..    The Board of Directors of Approved Financial Corp. as a group is referred to as the "Board"
..    An individual member of the Board is referred to as "Director"
..    The Annual Meeting of Shareholders scheduled for June 28, 2002 is referred to as the "Meeting"

Your support of Approved is greatly appreciated by the Board and the management of the Company.

                                    Sincerely,

                                    /s/ Allen D. Wykle

                                    Allen D. Wykle, Chairman of the Board
                                    President and Chief Executive Officer

                                TABLE OF CONTENTS

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS .......................................    4

PROXY STATEMENT .....................................................................    5

     QUESTIONS AND ANSWERS ..........................................................    5

          Questions and Answers concerning proxy materials and voting procedures

     ITEMS PROPOSED FOR VOTE ........................................................    8

          Proposal # 1. Election of Directors
          Proposal # 2. Appointment of Independent Certified Public Accountants

     THE BOARD OF DIRECTORS .........................................................    9

     INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES .........................   10

     COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS ..............................   11

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ....................   13

     DIRECTOR COMPENSATION ..........................................................   13

     EXECUTIVE OFFICERS .............................................................   14

     EXECUTIVE COMPENSATION .........................................................   14

     OPTION/SAR GRANTS ..............................................................   15

     OPTION/SAR EXERCISES & YEAR-END VALUES .........................................   16

     EMPLOYMENT AGREEMENTS ..........................................................   17

     COMPENSATION COMMITTEE REPORT ..................................................   21

          The 1996 Stock Incentive Plan / 401 (K) PLAN /  CEO Compensation

     STOCK PERFORMANCE GRAPH ........................................................   25

     BENEFICIAL STOCKHOLDER TABLE ...................................................   26

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ..................................   27

    INDEPENDENT PUBLIC ACCOUNTANTS ..................................................   28

    AVAILABILITY OF FORM 10 K .......................................................   29

    SECTION 16(A) REPORTING COMPLIANCE ..............................................   29

    PROPOSALS BY SHAREHOLDERS .......................................................   29

    OTHER BUSINESS ..................................................................   30

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2002
                        AT 2:00 PM PREVAILING LOCAL TIME

The Annual Meeting of Shareholders of Approved Financial Corp., a Virginia Corporation, will be held at Approved Financial Corp. corporate headquarters located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, on Monday, June 28, 2002 at 2:00 PM prevailing local time, for the following purposes:

..    Reelect two Directors to the Board of Directors

..    Appoint Grant Thornton LLP as the Company's independent public accountants for 2002

..    Conduct other business properly brought before the Meeting

We will also report on the operating performance of Approved Financial Corp. for 2001.

The record date for the Meeting, which is the date used to determine which Shareholders are entitled to vote at the Meeting and receive these materials, is May 10, 2002. Shareholders can vote at the Meeting in person or by proxy. We look forward to greeting those Shareholders able to attend the Meeting.

The Board is sending these proxy materials, including the Annual Report to all shareholders. However, the Annual Report to Shareholders does not form any part of the Proxy Statement. The date of this Proxy Statement is April 30, 2002 and the approximate date on which the Company is sending the proxy materials is May 30, 2002.

The Board is asking you to vote your shares by completing and returning the proxy card. If you return the proxy card in time for the Meeting, then your shares will be voted according to your instructions. All cost associated with the proxy materials are paid by the Company.

                               By Order of the Board of Directors,

                               /s/ Allen D. Wykle

                               Allen D. Wykle
                               Chairman of the Board and Chief Executive Officer

Virginia Beach, Virginia
April 30, 2002

                                    IMPORTANT

  WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU
      MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 PROXY STATEMENT

                              QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THESE PROXY MATERIALS?

A: You are receiving these proxy materials because you own shares of Approved Financial Corp. common stock ($1.00 par value) of as of May 10, 2002 (the record date). This proxy statement describes proposals on which we request you, as a stockholder, to vote. It also gives you information on these proposals, as well as other information, so that you can make an informed decision.

Q: WHO CAN VOTE AT THE MEETING?

A: Stockholders who owned Company common stock on May 10, 2002 may attend and vote at the Meeting. Each share is entitled to one vote. There were 5,482,114 shares of Company common stock outstanding on May 10, 2002

Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Allen D. Wykle and/or Stanley Broaddus as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Messrs. Wykle and/or Broaddus to vote your shares at the Meeting, as you have instructed them on the proxy card. This way, your shares are voted whether or not you attend the Meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change.

Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of May 10, 2002 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

-  is present and votes in person at the meeting, or

-  has properly submitted a proxy card.

Q: WHAT AM I VOTING ON?

A: We are asking you to vote on:

-  the re-election of two Directors,
-  appointment of Grant Thornton LLP as the Company's public accountants for
   2002

Q: HOW DO I SUBMIT MY VOTE?

A: You can vote by:

(1) VOTING BY MAIL.

You do this by marking your voting instructions and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

   -  FOR the two named nominees for directors,

   - FOR the appointment of Grant Thornton LLP as the Company's public accountants

(2) VOTING IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts with stockbrokers or that you hold stock certificates with multiple registrations according to the Company's transfer agent, which is First Union. Please complete and return ALL proxy cards to ensure that all of your shares are voted.

Q:  WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time, however, your change MUST be received before the polls close at the Meeting. You may do this by:

-  signing and returning by mail another proxy with a later date, or

-  voting at the meeting

Q:  WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

A: If your shares are in street name, your brokerage firm, under certain circumstances, may vote your shares if they do not receive your proxy in a timely manner prior to the Meeting.

In this event, your brokerage firm may either:

-  vote your shares on certain voting proposals, or

-  not vote your shares

When a brokerage firm votes a customer's shares, these shares are counted as present at the Meeting to determine if a quorum exists in order to conduct business at the Meeting.

The proposals for voting described in the Proxy Statement are matters for which your broker may vote your shares if your proxy is not received in a timely manner.

We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q: HOW WILL THE COMPANY COUNT MY VOTE?

A: TABULATING AGENT. Voting results submitted by proxy are tabulated and certified by our transfer agent, First Union National Bank, Corporate Trust Department.

A: THE INSPECTOR(S) OF ELECTIONS, an employee of the Company, will have a tabulation report from the transfer agent available at the Meeting and will make adjustments for votes submitted by ballot at the Meeting in order to determine and present the final voting results.

Q: WHAT ARE MY VOTING OPTIONS AND WHAT HAPPENS IF I ABSTAIN FROM A VOTE?

A: You may vote either "for" or "against" or "withhold authority to vote" concerning each Director nominee.

A: You may vote "for," "against" or "abstain" on the proposal to ratify the appointment of Grant Thornton LLP as the Company's independent accountants.

If you "abstain" or "withhold" a vote, then it will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum in order to transact business at the Meeting.

However, if you "abstain" or "withhold" a vote, it will be counted as shares that are not voted for purposes of determining the approval of any proposal submitted by a majority of the votes.

If you give your proxy without voting instructions, your shares will be counted as a vote FOR each proposal.

Q: WHO PAYS THE EXPENSES OF THESE PROXY MATERIALS AND THE MEETING?

A: The Company pays the cost directly associated with the proxy materials and the Meeting. This includes expense items such as obtaining the list of shareholders as of the record date, preparing, printing and mailing proxy materials.

Q: WHAT IF OTHER VOTING MATTERS COME UP AT THE MEETING?

A: The matters described in this Proxy Statement are the only matters of which the Company is currently aware. However, if another proposal comes up for vote at the Meeting that is not on the proxy card, Messrs. Wykle and/or Broaddus will vote your shares, under your proxy, according to their best judgment.

                             ITEMS PROPOSED FOR VOTE

                      PROPOSAL # 1. - ELECTION OF DIRECTORS

Two Class III Directors, whose terms expire at the Meeting, are nominated for re-election for a term of three years, which will expire at the annual meeting of shareholders in 2005 or until their respective successors are elected and qualified.

Class III Directors
NOMINEES FOR RE-ELECTION AT SHAREHOLDER'S MEETING SCHEDULED FOR JUNE 28, 2002. Term expiring at the annual meeting of shareholders to be held in 2002 or until their successor is duly elected and qualified. Background information can be found below under "Information Concerning Directors And Director Nominees".

1. NEIL W. PHELAN
2. GREGORY J. WITHERSPOON

The shares represented by the enclosed proxy will be voted in favor of each nominee unless a vote is withheld from the nominee.

Votes that are withheld will be excluded entirely from the vote.

Directors are elected by a majority of the votes cast at the Meeting either in person or by proxy.

If a nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL DIRECTOR NOMINEES.

   PROPOSAL # 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Grant Thornton LLP, independent accountants, to audit the financial statements of the Company for the 2002 fiscal year. Such nomination is being presented to the Shareholders for ratification at the Meeting.

A vote FOR this proposal by a majority of shares present in person or represented by proxy and entitled to vote at the Meeting is required to ratify the appointment of Grant Thornton LLP. If the Shareholders reject the nomination, the Board of Directors may reconsider its selection. If the Shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent accountants at any time during the year if the Board of Directors believe that such a change would be in the best interests of the Company.

A REPRESENTATIVE OF GRANT THORNTON LLP IS ATTENDING THE MEETING.
The Company is advised that a representative of Grant Thornton LLP will be present at the Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR.

                             THE BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for three-year terms.

The Board of Directors currently consists of eight directors divided as follows:

Class I   - three Directors with terms expiring at the 2004 Annual Meeting
Class II - three Directors with terms expiring at the 2003 Annual Meeting Class III - two Directors with terms expiring at the 2002 Annual Meeting

At the Meeting to be held June 28, 2002, two Class III Directors will be re-elected for a term of three years or until his or her successor is duly elected and qualified.

A Director may be removed at any time, with or without cause, by a vote of a majority of the shares of stock represented and entitled to vote at a special meeting of Shareholders called for that purpose. A successor to a Director removed in this manner may be elected for his or her remaining term at the special meeting.

A Board vacancy may result from death, resignation, retirement, disqualification or removal from office of a Director, or by failure of the Shareholders to elect a successor to a Director who has been removed. In this event, the Board of Directors may fill such vacancy by vote of a majority of all the Directors then in office. Directors so elected shall serve for the full remaining term of their predecessors, and until their successor is duly elected and qualified, unless sooner displaced.

             INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES

Background information with respect to the Directors and the Director nominees for re-election at the Meeting appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Approved Financial Corp. Common Stock.

CLASS I DIRECTORS - (Term expiring at the annual meeting of shareholders to be held in 2004 or until their successor is duly elected and qualified)

ALLEN D. WYKLE (55) Mr. Wykle, in addition to being an initial investor, organized and headed the initial management team that acquired the Company from Government Employees Insurance Corporation (GEICO) in September of 1984. He has served as Chairman of the Board, President and Chief Executive Officer of Approved Financial Corp. since September 1984. Mr. Wykle served as a Director of IMC Mortgage Company from April 1996 until June 1998. Mr. Wykle was owner, President and Chief Executive Officer of Best Homes of Tidewater, Inc., a residential construction and remodeling company in Virginia, from 1972 to 1986.

LEON H. PERLIN (74) Mr. Perlin was an initial investor in the Company in 1984 and has been a Director of the Approved Financial Corp. since 1984. Mr. Perlin, since 1996, has served as a director of the Company's subsidiary Approved Federal Savings Bank. Mr. Perlin has served as President and Chief Executive Officer of Leon H. Perlin Company, Inc., a commercial construction concern, for over 30 years.

OSCAR S. WARNER (85) Mr. Warner was an initial investor in the Company in 1984 and has been a Director and Shareholder of the Company since 1984. Mr. Warner, retired, previously was owner and operator of Oscar Warner Corporation, an import company.

CLASS II DIRECTORS -

(Term expiring at the annual meeting of shareholders to be held in 2003 or until their successor is duly elected and qualified)

ARTHUR PEREGOFF (83) Mr. Peregoff was an initial investor and has been a Director of the Company since 1985. Mr. Peregoff has served as Chief Executive Officer of Globe Iron Construction Company, Inc., a commercial construction company, for over 25 years.

STANLEY W. BROADDUS (52) Mr. Broaddus was an initial investor and has been a Director since 1985. Mr. Broaddus has served as Vice President, Chief Credit Officer and Secretary of the Company since April 1987. Mr. Broaddus has served as Director of the Company subsidiary, Approved Federal Savings Bank since 1996. Previous experience includes fourteen years as Regional Sales Manager with the building products unit of Atlantic Richfield Co.

JEAN S. SCHWINDT (46) . Ms. Schwindt has been a Director of the Company since 1992. She joined the Company on a fulltime basis in June 1998 as Executive Vice President. Currently she serves as Director, President and COO of Approved Federal Savings Bank. From March 1996 until June 1998, she served as Vice President and Director of Investor Relations and Strategic Planning for IMC Mortgage Company ("IMC"). Ms. Schwindt served on the Board of Directors of IMC from April 2000 until September 2001. From April 1989 to March 1996 she served on the Board of Directors and as Senior Vice President/Secretary of Anderson and Strudwick, Inc., a member of the New York Stock Exchange. Ms. Schwindt, a Chartered Financial Analyst (CFA) and a Registered Investment Advisor, affiliated with the firm of Mills Value Advisers, Inc. from January 1995 until December 2001 and with Gardner and Robertson Advisers since January 2002.

CLASS III DIRECTORS
NOMINEES FOR RE-ELECTION AT SHAREHOLDER'S MEETING SCHEDULED FOR JUNE 28, 2002. (Term expiring at the annual meeting of shareholders to be held in 2002 or until their successor is duly elected and qualified)

NEIL W. PHELAN (44) Mr. Phelan is Director and Executive Vice President of Approved Federal Savings Bank and has been with the Company since April 1995. He has been a Director of Approved Federal Savings Bank since 1996 and a director of Approved Federal Savings Bank since 1997. His primary responsibility with the Company is the management of the wholesale lending unit. Immediately prior to joining the Company, Mr. Phelan served on the senior management team of ITT Financial Services for 17 years.

GREGORY J. WITHERSPOON (55) Mr. Witherspoon has been a Director since 1998. He is president of Witherspoon & Associates, a company that provides financial and management consulting services. He served as a Director of Aames Financial Corporation from 1991 to March 1998, as Chief Financial Officer from 1987 until 1997, after which, he served as Executive Vice President for Strategic Planning. He is a Certified Public Accountant. Mr. Witherspoon previously served on the Board of Directors of Approved from July 1996 until January 1997. Mr. Witherspoon provides consulting services to the company from time to time. (See:
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS)

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held four meetings in 2001. During such year, each Director attended more than 75% of the meetings held by the Board of Directors and the committees on which he or she served. The Board of Directors also acts from time to time by unanimous written consent in lieu of meetings.

The Board of Directors has four committees, all of which were formally established at the meeting of the Board of Directors held on February 6, 1998.

[X]      Executive Committee
[X]      Audit Committee
[X]      Compensation Committee
[X]      Option Committee

Executive Committee. The Executive Committee acts for the Board when the Board is not in session. The Executive Committee did not formally meet during 2001.

Executive Committee Members:
[X]  Mr. Wykle, as Chairman
[X]  Mr. Perlin
[X]  Ms. Schwindt
[X]  Mr. Broaddus

Audit Committee Activities: The Audit Committee makes recommendations concerning the engagements of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. It also reviews and accepts the reports of the Company's regulatory examiners. The audit committee has discussed the required Communication with Audit Committees as set forth in SAS 61, as amended by SAS 90, with Grant Thornton LLP. They have received the written disclosures and letter from Grant Thornton LLP as required by ISB 1, Independence Discussions with Audit Committees, and disclosure of all relationships between Grant Thornton LLP and Approved Financial Corp. and its management. The Committee considered all non-audit services provided to Approved by Grant Thornton LLP in determining that they were independent. The audit committee has reviewed and discussed the audited financial statements with the Company's management. Based on the above activities, the audit committee recommended to the Board of Directors that the audited financial statements for Approved Financial Corp. be included in the Annual Report to Shareholders and in the annual report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001. The Audit Committee met on June 11, 2001 and April 25, 2002.

Audit Committee Members:
[X]  Mr. Witherspoon, as Chairman
[X]  Mr. Perlin
[X]  Mr. Warner

Compensation Committee. The Compensation Committee determines Mr. Wykle's compensation and establishes guidelines for compensation of Executive Officers and all other employees. The Compensation Committee did not meet independently during 2001. Any issues related to compensation were addressed on a board level.

Compensation Committee Members:
[X]  Mr. Warner, as Chairman
[X]  Mr. Perlin
[X]  Mr. Wykle, who abstains from voting on his own compensation

Option Committee. The Option Committee administers the Company's stock option plan and grants options under the plan. The Option Committee did not meet during the year 2001.

Option Committee Members:
Mr. Perlin, as Chairman
Mr. Warner

Nominating Committee. The Company does not have a nominating committee. The Board of Directors performs the functions customarily performed by a nominating committee as a whole or by the Executive Committee.

Any Shareholder who wishes to make a nomination at an annual or special meeting for the election of Directors must do so in compliance with the applicable procedures set forth in the Company's Bylaws. The Company will furnish Bylaw provisions upon written request to Stanley Broaddus, Secretary of the Company, at its principal executive offices at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Wykle is the only member of the Compensation Committee that is also an employee. The other members, Messrs. Warner and Perlin are outside Directors. No interlocking relationships exist between the Company's Board of Directors or Officers responsible for compensation decisions and the Board of Directors or compensation committee of any company, nor has any such interlocking relationship existed in the past.

                             DIRECTORS' COMPENSATION

DIRECTORS EMPLOYED BY THE COMPANY

Directors who are employees of the Company receive no additional compensation for service as Directors.

OUTSIDE DIRECTORS

Each Director who is not an employee of the Company receives a fee for each quarterly board meetings of $2,250, payable in cash. All Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

Mr. Witherspoon was engaged as a consultant during 2001 assisting in the integration of the new public accountants and in the preparation of quarterly financial reports. He was paid compensation for such services during 2001 in the amount of $17,268.91. He was issued, in 1996, 4,500 non-qualified options with an exercise price of $4 per share. The options vest over a period of ten years and under certain circumstances may vest in less than 10 years. These options are payment for on-going consulting services to the Company in addition to normal board duties.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

The following table sets forth the compensation paid to the Company's Chief Executive Officer and the most highly compensated Executive Officers other than the Chief Executive Officer (collectively, the "Named Executive Officers") during the three years ended December 31, 2001:

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation (1)            Long-term Compensation
                                                    ------------------------------------------------------------------------------
                                                                                     Securities underlying          All Other
 NAME AND PRINCIPAL POSITION          Year           Salary           Bonus                   Options             Compensation
                                                                                                                       (2)
                                                    -----------                      -----------------------    ------------------
Allen D. Wykle                           2001         $ 260,676        $    -                       -                $ 5,250
Chairman, President and CEO              2000           392,250             -                       -                  5,250
AFC                                      1999           418,368             -                       -                  5,000

Jean S. Schwindt
President & COO AFSB                     2001         $ 144,000        $     -                       -               $ 4,320
Executive Vice President AFC             2000           150,107              -                       -                 4,032
Director AFC and AFSB                    1999           160,000              -                       -                 4,800

Neil W. Phelan
Executive Vice President AFSB            2001         $ 128,020        $12,495                       -               $ 4,214
Executive Vice President AFC             2000           155,968              -                       -                 4,540
Director AFC and AFSB                    1999           143,000              -                       -                 3,960

Stanley W. Broaddus
Director, Vice President &               2001         $  95,000        $     -                       -               $ 2,850
Secretary AFC                            2000            93,970              -                       -                 2,806
Director AFSB                            1999            95,000              -                       -                 2,850

____________________
1) All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table and therefore are omitted according to SEC rules.
2) Other compensation amounts reflect the Company's matching contribution under its 401(k) retirement plan.

          STOCK OPTION/STOCK APPRECIATION RIGHT GRANTS IN THE LAST YEAR

No new stock options or stock appreciation rights were granted to employees or Named Executive Officers during 2001.

AGGREGATE OPTION /STOCK APPRECIATION RIGHTS ("SAR") EXERCISES AND PERIOD-END VALUES

         The following table sets forth information concerning the December 31, 2001 value of unexercised options/SARs held by the Company's Named Executive Officers on May 10, 2002.

                      Number of Securities             Value of Unexercised
                       Underlying Unexercised          In-the-money options
                       Options as Fiscal Year End      at Fiscal Year End (1)
Name                  Exercisable     Unexercisable    Exercisable            Unexercisable
--------------------------------------------------------------------------------------------
Allen Wykle            14,333          6,667                0                     0
Jean Schwindt(2)       24,333          4,167                0                     0
Neil Phelan             6,667          2,833                0                     0
Stanley Broaddus        5,667          2,333                0                     0

(1) Value of Unexercised Options is calculated using the price of Approved Common Stock on 12/31/01 of $0.21 per share less the exercise prices of $4.00, $9.75 & $13.50 per share, multiplied by the number of shares represented by the options. There were no common stock options issued and outstanding to Executive Officers with an exercise price lower than the year end common stock market price ("in the money options") on December 31, 2001 and thus having a value based on this formula at 12/31/01.

(2)  Includes 16,000 exercisable SARs with a price of $2.63 per share.

                              EMPLOYMENT AGREEMENTS

     As of December 31, 2001, Approved Financial Corp. had employment agreements with four Executive Officers, Messrs. Wykle, Broaddus, Phelan and Ms. Schwindt. We had an Employment Agreement with Eric Yeakel, prior to resignation of his position as CFO effective July 2001. Mr. Yeakel continues to serve on the Board of Directors of our wholly-owned subsidiary, Approved Federal Savings Bank.

     Mr. Wykle voluntarily commenced a 50% reduction in salary effective July 1, 2001. Mr. Broaddus voluntarily forgave an increase in base salary or bonus compensation due to him under the terms of his employment agreement during 2001. Ms. Schwindt voluntarily forgave the increase in base salary due to her in January 2001 under the terms of her employment agreement.

ALLEN D. WYKLE
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER AFC

Prior to December 1, 2000, Allen D. Wykle had no formal employment agreement with us and the Compensation Committee of the Board of Directors determined his base salary and bonus. Mr. Wykle entered into an employment agreement with us on December 1, 2000.

TERM, RENEWAL AND CHANGE IN CONTROL. The initial term of this agreement shall be from December 1, 2000 until December 31, 2001. After December 31, 2001, this Agreement will be renewable on a year to year basis. Either party must give one hundred and eighty (180) days written notice if this Agreement is not going to be renewed after December 31, 2001. Upon failure to give such notice, this Agreement will automatically renew for an additional year on the same terms. This notice requirement shall continue for all subsequent renewal periods. In the event of a Change of Control (i.e. (i) a reduction in the percentage of our common stock owned and controlled by Allen D. Wykle of 50% or greater, or (ii) the cessation of Allen D. Wykle's full time employment with us as Chairman of the Board, President or Chief Executive Officer) and during the calendar year in which the Change of Control occurred he is notified of nonrenewal of this Employment Agreement 180 or more days before the end of the then current calendar year term then that term shall be extended for six (6) months i.e. until June 30 of the following calendar year, thereby allowing the Employee at least one full year of remaining employment. If the notice of nonrenewal is given with less than 180 days remaining before the end of the then current calendar year term the then current term will not be extended because the then current term will automatically renew for another year (due to failure to give 180 days notice) thereby assuring him of at least one full year of continued employment.

     SALARY: The agreement provides for an initial base salary at an annual rate of $418,368 and provides for increases of 3% or 10% per year effective as of January for any renewal term. The yearly salary increase is 10% if our net income after tax increases by 10% or greater from the prior year and increases by 3% if our net income after tax does not increase by a minimum of 10%. Mr. Wykle voluntarily reduced his base salary by 10% to $376,531 due to the Company's financial condition during 2000 and reduced his base salary by an additional 50% to $188,265 as of July 2001. He is entitled to transportation and all standard group employee benefits.

     BONUS: The bonus plan under the agreement provides for a bonus beginning in the year 2001 of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

     Bonus Example.
     --------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 50% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $418,368
Then his bonus would be $418,368 * 50% = $209,184

     NON-COMPETE: Under the Employment Agreement he has agreed not to compete with us for a period of one year after termination within a prescribed geographic area and not to solicit or employ our employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

     COMPENSATION AFTER TERMINATION. If he dies, becomes permanently disabled, terminates his employment or is terminated for cause as defined in the Agreement, this contract shall cease, and no further compensation or benefits in any form shall be paid to the Employee or heirs. If this Agreement is terminated by us without cause, then he shall be entitled to the compensation and benefits which he would have received but for the termination without cause.

JEAN S. SCHWINDT
DIRECTOR AND EXECUTIVE VICE PRESIDENT AFC
DIRECTOR, PRESIDENT AND COO AFSB

TERM, RENEWAL AND CHANGE IN CONTROL. The employment agreement with Ms. Schwindt dated July 1, 1998 and amended December 1, 2000 was for an initial term from July 1, 1998 through December 31, 1998. On January 1, 1999 it automatically renewed for a three (3) year term with each year running from January 1st through December 31st. After December 31, 2001, this Agreement will be renewable on a year to year basis. Either party must give one hundred and eighty (180) days written notice if this Agreement is not going to be renewed after December 31, 2001. Upon failure to give such notice, this Agreement will automatically renew for an additional year on the same terms. This notice requirement shall continue for all subsequent renewal periods. In the event of a Change of Control (i.e. (i) a reduction in the percentage of our common stock owned and controlled by Allen D. Wykle of 50% or greater, or (ii) the cessation of Allen D. Wykle's full time employment with us as Chairman of the Board, President or Chief Executive Officer) and during the calendar year in which the Change of Control occurred she is notified of nonrenewal of this Employment Agreement 180 or more days before the end of the then current calendar year term then that term shall be extended for six (6) months i.e. until June 30 of the following calendar year, thereby allowing her at least one full year of remaining employment. If the notice of nonrenewal is given with less than 180 days remaining before the end of the then current calendar year term the then current term will not be extended because the then current term will automatically renew for another year (due to failure to give 180 days notice) thereby assuring her of at least one full year of continued employment.

SALARY: It provides for an initial base salary in 1999 at an annual rate of $160,000, and provides for increases of 6% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. Her yearly salary increase is 10% if our net income after tax increases by 10% or greater from the prior year and increases by 6% if our net income after tax does not increase by a minimum of 10%.

The Employment Agreement with Ms. Schwindt, as described above, provides for a base salary during the year 2001 of $179,776. However, as contribution to our expense reduction program, she voluntarily forgave the 6% salary increases due January of 2000, 2001 and 2002 and reduced her current annualized base salary to $144,000, a reduction of 26% from the 2001 base salary amount provided for in the agreement.

BONUS: The bonus plan under the agreement beginning in 2001 provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

     Bonus Example.
     --------------

     If ROE per share for a year is 30%:
     Then she will be entitled to a bonus equal to 50% of her base salary (30%-20%)/20% = 50%
     If her Base Salary is $160,000
     Then her bonus would be $160,000 * 50% = $80,000

NON-COMPETE: Under the Employment Agreement, she has agreed not to compete with us for a period of one year after termination within a prescribed geographic area and not to solicit or employ our employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

COMPENSATION AFTER TERMINATION. If she dies, becomes permanently disabled, terminates her employment or is terminated for cause as defined in the Agreement, this contract shall cease, and no further compensation or benefits in any form shall be paid to her. If this Agreement is terminated by us without cause, then she shall be entitled to the compensation and benefits which she would have received but for the termination without cause.

NEIL W. PHELAN
DIRECTOR AND EXECUTIVE VICE PRESIDENT AFC
DIRECTOR AND EXECUTIVE VICE PRESIDENT AFSB

     TERM: The Employment Agreement that commenced January 1, 1998 for a three-year initial term, was amended in November of 2000 for a term ending December 31, 2001. The agreement automatically renews for additional one-year terms absent three months written notice of non-renewal by either party prior to end of a term.

     SALARY & OTHER BENEFITS: Mr. Phelan's employment Agreement was amended in November 2000. Under the amended agreement Mr.Phelan, in addition to an override bonus as described below, was paid a base salary at an annualized rate of $135,000 for the first quarter of 2001 and a base salary of annualized rate of $125,000 for the remainder of the term of the agreement. He also is entitled to all standard group employee benefits.

     BONUS: Mr. Phelan's amended agreement provides for a bonus plan consisting of two parts, (1) an override bonus on production of certain account executives and (2) participation in the senior management bonus.

     Override Bonus: Mr. Phelan will earn a 5 basis points commission for monthly loan origination volume produced by new wholesale account executives hired after October 1, 2000 who are directly managed by

Mr. Phelan. To qualify in the calculation of this bonus the individual sales person must produce a minimum of $750,000 per month in loan volume.

     Senior Management Bonus: The senior management bonus provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

     Bonus Example.
     --------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 50% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $125,000
Then his bonus would be $125,000 * 50% = $62,500

     NON-SOLICITATION: Under the Employment Agreement Mr. Phelan has agreed not to solicit our employees for two years after termination. This restrictive covenant applies upon termination for any reason by Mr. Phelan or termination for cause by us.

STANLEY W. BROADDUS
DIRECTOR, CHIEF CREDIT OFFICER, VICE PRESIDENT AND SECRETARY AFC
DIRECTOR AFSB

     TERM: The Employment Agreement which commenced January 1, 1997 was for a one year initial term and automatically renews on January 1, of each subsequent year for additional one-year terms absent ninety day written notice by either party prior to the end of a renewed term. The agreement was amended December 1, 2000.

     SALARY & OTHER BENEFITS: His current base annual salary is $95,000. He is entitled to a car and all standard group employee benefits.

     BONUS: The bonus plan under the agreement beginning in 2001 provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

     Bonus Example.
     --------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 50% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $95,000
Then his bonus would be $95,000 * 50% = $47,500

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement with notice and for termination upon 90 days prior written notice without cause. Under the Employment Agreement he has agreed not to compete with us for a period of one (1) year after termination within a prescribed geographic area and not to solicit or employ our employees for two (2) years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement. He is also entitled to one year's annual salary in the event that we experience a change in control, which results in Allen D. Wykle no longer being employed by us and if we terminate Mr. Broaddus without cause.

COMPENSATION PHILOSOPHY

The Board of Directors has furnished the following report on executive compensation for inclusion in this proxy statement. The compensation committee did not meet independent of the full board during 2001.

Current compensation schedules of the named executive officers have been reduced from the compensation levels provided for under their original employment contracts. These reductions were voluntarily enacted by management and were not requested by the compensation committee. Employment Agreements are described in more detail above and the Compensation Committee believes that those agreements establish base salaries, which are reasonable when compared to the Company's industry peers. The Employment Agreements call for incentive based bonuses and various other sources of incentive compensation as explained above. (See:
"Employment Agreements")

Bonus compensation awarded to the Company's Officers and other key employees, generally results when the Company realizes net income after tax for the year. Individual or divisional productivity and/or profitability relating directly to a manager's efforts are frequently used in establishing guidelines for bonus awards paid in the form of cash and/or in stock options (See; 1996 Incentive Stock Option Plan).

The Compensation Committee believes that the majority of all compensation plans throughout the Company and the Employment Agreements for the Company's Executive Officers are in line with the Company's dual goals of rewarding performance and establishing compensation arrangements which align the interests of officers and other key employees with those of the Company's Shareholders.

1996 INCENTIVE STOCK OPTION PLAN

On June 28, 1996, the Company adopted the 1996 Incentive Stock Option Plan (the "Incentive Plan"), pursuant to which key employees of the Company are eligible for awards of stock options. The following sections summarize some of the principle features of the Incentive Plan.

PURPOSE. The Board of Directors believes that long-term incentive compensation is one of the fundamental components of compensation for the Company's key employees and that stock options under the Incentive Plan will play an important role in encouraging employees to have a greater financial investment in the Company. The Board of Directors believes that the Incentive Plan will help promote long-term growth and profitability by further aligning Shareholder and employee interests.

The purpose of the Incentive Plan is to promote the interests of the Company and its Shareholders by affording participants an opportunity to acquire a proprietary interest in the Company and by providing participants with long-term financial incentives for outstanding performance. Under the terms of the Incentive Plan, the Option Committee has a great deal of flexibility in the types and amounts of awards that can be made and the terms and conditions applicable to those awards.

DESCRIPTION OF THE INCENTIVE PLAN. The aggregate number of shares of Common Stock that are available for grants under the Incentive Plan is 252,000 shares (adjusted for the two-for-one stock splits paid to Shareholders of record on August 30, 1996 and December 16, 1996 and the 100% stock dividend paid to Shareholders of record on November 21, 1997.) All shares allocated to awards under the Incentive Plan that are cancelled or forfeited are available for subsequent awards.

ADMINISTRATION. The Option Committee administers the Incentive Plan. The members of the Option Committee are not eligible to receive awards under the Incentive Plan. The Option Committee has the full power to: (a) designate the key employees to receive awards from time to time; (b) determine the sizes and types of awards; (c) determine the terms and provisions of awards as it deems appropriate; (d) construe and interpret the Incentive Plan and establish, amend or waive rules and regulations relating to the administration of the Incentive Plan; (e) amend the terms and provisions of any outstanding award to the extent such terms and provisions are within the discretion of the Option Committee; and
(f) make all other decisions and determinations necessary or advisable for the administration of the Incentive Plan. All determinations and decisions made by the Option Committee pursuant to the Incentive Plan are final, conclusive and binding.

ELIGIBLE PARTICIPANTS. Only "key employees" of the Company and its subsidiaries are eligible to participate in the Incentive Plan. An employee who is a Director is eligible for an award unless he or she is a member of the Option Committee. The selection of the key employees is entirely within the discretion of the Option Committee. The concept of a "key employee" is, however, somewhat flexible and it is anticipated that such factors as the duties and responsibilities of employees, the value of their services, their present and potential contributions to the success of the Company and other relevant factors will be considered. Accordingly, the number of persons who ultimately may be eligible to participate in the Incentive Plan cannot presently be determined.

OPTION PRICE OF STOCK. The Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices to be determined by the Option Committee as of the date of grant. The option price may not be less than the fair market value (or in the case of a 10% Shareholder not less than 110% of the fair market value) of the shares of Common Stock on the date of grant. For such purpose "fair market value" means the average of the bid and asked price per share of the Common Stock as reported by the NASDAQ Stock Market or the OTC Bulletin Board, whichever is applicable at the time, on the date on which the fair market value is determined or, if Common Stock is not traded on such exchange or system on such date, then on the immediately preceding date on which Common Stock was traded on such exchange or system. Each grant of options is to be evidenced by an option agreement which is to specify the option price, the term of the option, the number of shares subject to the option and such other provisions as the Committee may determine.

EXERCISE OF OPTIONS. The shares subject to an option may be purchased as follows: none in the first year after the grant of option; one-third in each of the second, third and fourth years. Options granted under the Incentive Plan will expire not more than ten years (or in the case of a 10% Shareholder not more than five years) from the date of grant.

AWARDS OF OPTIONS. Awards of options under the Incentive Plan are to be determined by the Option Committee at its discretion. Notwithstanding the foregoing, the Option Committee may not grant options to any participant that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the shares subject to such options, at the time of grant, exceeds $100,000.

PAYMENTS FOR SHARES. Payments for shares issued pursuant to the exercise of any option may be made either in cash or by tendering shares of Common Stock of the Company with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

NO RIGHTS AS SHAREHOLDER. A participant granted an option under the Incentive Plan will have no rights as a Shareholder of the Company with respect to the shares subject to such option except to the extent shares are actually issued.

NON-TRANSFERABILITY. Options may not be sold, transferred, pledged or assigned, except as otherwise provided by law or in an option agreement. The Option Committee may impose restrictions on the transfer of shares acquired pursuant to the exercise of options as it may deem advisable.

TERMINATION OF EMPLOYMENT. Except for termination for cause, death or disability, options terminate three months after the employment terminates or on such earlier date as the participant's option agreement specifies. In the event of termination for cause as defined in the Incentive Plan, the option terminates upon termination (subject to the Option Committee's right to reinstate for 30 days). In the event of death, the option will terminate six months after death, and in the event of disability, one year after disability (unless the option period in the participant's option agreement expires earlier).

AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN. The Board of Directors may alter, amend, discontinue, suspend or terminate the Incentive Plan at any time in whole or in part. Notwithstanding the foregoing, Shareholder approval is required for any change to the material terms of the Incentive Plan and no amendment or modification of the Incentive Plan may materially and adversely affect any award previously granted without the consent of the participant.

401(K) RETIREMENT PLAN

On January 1, 1995, the Company implemented a 401(k) Retirement Plan (the "401(k) Plan"). The 401(k) Plan is a defined contribution plan covering all employees who have completed at least one year of service. The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributes an amount equal to 50% of a participant's payroll savings contribution up to a maximum of 6% of a participant's annual compensation. The Company's matching contribution to the 401(k) Plan was $ 65,000 and $94,000 in the year 2001 and 2000, respectively. The Company's matching contribution has a vesting schedule.

CEO COMPENSATION

The Compensation Committee determines compensation for Allen D. Wykle, Chairman and Chief Executive Officer. A summary of Mr. Wykle's employment agreement with the Company is contained in this proxy under the executive management employment agreements section. The Compensation Committee is of the opinion that as the largest Shareholder of the Company, beneficial owner of 33% of the Company's common stock outstanding, Mr. Wykle's interests are aligned with the best interest of the Company's Shareholders.

SALARY: Mr. Wykle's current annualized salary of $188,265 is at a level that the Committee deems to be lower than reasonable in view of his level of involvement in the operations of the Company. Mr. Wykle took a voluntary 10% pay decrease from his contractual salary of 418,368 on July 1, 2000 and an additional 50% pay decrease in July 2001. He did not receive an increase in salary during 1999.

BONUS: Mr. Wykle did not receive a bonus for the year ended December 31, 2001. The terms under which Mr. Wykle achieves a bonus are discussed in the executive management employment agreements section of the proxy.


                                             APPROVED FINANCIAL CORP.
                                             COMPENSATION COMMITTEE:


                                             Oscar Warner, Chairman
                                             Leon Perlin
                                             Allen D. Wykle

                             STOCK PERFORMANCE GRAPH

The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for The Russell 2000 Index ("Russell 2000") and the Russell 2000 Financials Index ("Russell 2000 Financials"), a peer group selected by the Company on an industry and line-of-business basis, commencing June 30, 1994 and ending December 31, 2001. The graph assumes an investment in Approved Financial Corp. Common Stock of $100 on June 30, 1994, which is the first date for which public market trading data is available. The graph assumes an investment of $100 in Russell 2000 on June 30, 1994 and an investment of $171 in the Russell 2000 Financials on June 30, 1995. June 30, 1995 is the first semi-annual date for which the pricing information was available for the Russell 2000 Financials and $171 represents the equivalent value of Approved's Common Stock on that date for purposes of this graph.

                                    [GRAPHIC]

                         -----------------------------------------------------------------------------------------------------------
                                   30-            29-             31-             31-            31-             31-           31-
                          30-Jun-  Dec-  30-Jun-  Dec-  28-Jun-   Dec-  30-Jun-   Dec-  30-Jun-  Dec-   30-Jun-  Dec-  30-Jun- Dec-
                            94      94      95     95      96      96     97       97      98     98       99     99    00      00
------------------------------------------------------------------------------------------------------------------------------------
Approved Financial Corp.   100      94     117    221     400     929    981     1600    1432    348      245     90    103     41
Russell 2000 Index         100     104     118    131     144     151    165      182     190    176      190    210    215    201
Russell 2000 Financials                    171    189     198     232    259      302     297    263      273    241    236    277
------------------------------------------------------------------------------------------------------------------------------------
                         --------------
                                   31-
                          30-Jun-  Dec-
                            01     01
---------------------------------------
Approved Financial Corp.    31     22
Russell 2000 Index         213    203
Russell 2000 Financials    302    301
---------------------------------------

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 10, 2002 regarding the number of shares of Common Stock beneficially owned by all Directors, Executive Officers, and 5% Shareholders. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director, Executive Officer or 5% Shareholder can vest title in himself within sixty days of May 10, 2002.

                                             Common Stock          Percentage of
         Name                              Beneficially Owned         Class
         ----                              ------------------         -----

     Allen D. Wykle (1)(2)(3)
     1716 Corporate Landing Parkway
     Virginia Beach, VA 23454                  1,847,469                33.6

     Leon H. Perlin (4)
     3360 South Ocean Boulevard
     Apartment 5H2
     Palm Beach, FL 33480                        929,256                17.0


     Gregory J. Witherspoon (1)
     1601 Blue Jay Way
     Los Angeles, CA 90069                       234,300                 4.3

     Stanley W. Broaddus (1)(3)
     1716 Corporate Landing  Parkway
     Virginia Beach , VA 23454                   148,551                 2.7

     Jean S. Schwindt  (1)(5)
     1062 Normandy Trace Road
     Tampa, FL 33602                              90,150                 1.6

     Oscar S. Warner (6)
     215 Brooke Avenue, Apt #905
     Norfolk, VA 23510                            72,000                 1.3

     Arthur Peregoff (7)
     816 Oriole Drive
     Virginia Beach, VA 23451                     51,750                   *

     Neil W. Phelan (1)
     1716 Corporate Landing Parkway
     Virginia Beach, VA 23454                           22,620               *


     All present Executive
     Officers, Directors & Nominees
     as a group (8 persons) (1,2,3,4,6,7)            3,396,095            61.3%

---------------------
  * Owns less than 1% of class.

(1) For Mr. Wykle, includes beneficial ownership of 21,000 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 20, 2002. For Mr. Witherspoon, includes beneficial ownership of 4,500 shares subject to non-qualified stock options that may be exercised within 60 days of April 20, 2002. For Ms. Schwindt, includes beneficial ownership of 12,500 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 20, 2002. For Mr. Phelan, includes the beneficial ownership of 9,500 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 20, 2002. For Mr. Broaddus, includes beneficial ownership of 8,000 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 20, 2002.
(2) Excludes 7,000 shares registered to his adult children and his grandchildren, as to which Mr. Wykle disclaims beneficial ownership.
(3) Mr. Wykle and Mr. Broaddus are Co-Trustees of the Company's profit-sharing Plan ("Plan"), that owns 39,680 of the Company's Common Stock. They share voting power. Mr. Wykle's ownership interest in the Plan is 71% and Mr. Broaddus' share is 17%. Included under Mr. Wykle's shares for the purposes of this disclosure are 28,173 Plan shares, which excludes the 11,507 shares (29% of the Plan shares), which represent the percentage of the profit sharing plan owned by others. Included under Mr. Broaddus's shares for the purposes of this disclosure are 6,746 Plan shares, which excludes the 32,934 shares (83% of the Plan shares),which represent the percentage of the profit sharing plan owned by others. Mr. Wykle and Mr. Broaddus claim voting rights but disclaim beneficial ownership of all but 71% and 17% of the profit sharing plan shares, respectively.
(4)  Includes 594,000 shares owned by Mr. Perlin's wife.
(5) Excluded are stock appreciation rights for 16,000 shares at $2.63 per share.
(6)  Includes shares owned by Mr. Warner's wife.
(7)  Mr. Peregoff's shares are held jointly with his wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has maintained business relationships and engaged in certain transactions with affiliated companies and the parties as described below. It is the policy of the Company to engage in transactions with related parties only on terms that, in the opinion of the Company, are no less favorable to the Company than could be obtained from unrelated parties and each of the transactions described below conforms to that policy.

Agreement with Mills Value Adviser, Inc.

The Company entered an investment management agreement on March 28, 1996, which was terminated as of December 31, 2001, with Mills Value Adviser, Inc. ("MVAI"), a registered investment advisor. Under the agreement, MVAI manages a portion of the Company's profit-sharing Plan. The Plan's trustees retain all proxy voting rights for securities managed by MVAI. During 2001, the Company paid $4,462 in advisory fees to MVAI. During 2001, Jean S. Schwindt, an officer, Director and member of the Executive Committee, was a portfolio manager for a small number of individual advisory clients of MVAI.

Witherspoon and Associates

Mr. Witherspoon, President of Witherspoon and Associates, is a Director of the Company and was paid consulting fees during 2001 of $17,268.91, in addition to his customary board fees and related expenses.

Indebtedness of Management

The Company and the Savings Bank have no outstanding extensions of credit to members of the Board of Directors or management as of May 10, 2002.

Promissory Notes

The Company has, from time to time, issued promissory notes to assist in cash flow. The notes are callable on 30 days notice from the holder and may be prepaid by the Company. The notes are usually issued to Directors, Officers or Qualified Shareholders. As of December 31, 2001, the following Directors and Executive Officers were holders of subordinate debt and/or promissory notes in the amounts and interest rates specified below:

         Allen D. Wykle                      $714,803              10.00%
         Stanley W. Broaddus                  504,297              10.00
         Stanley W. Broaddus                    8,500               9.50
         Leon H. Perlin                       363,379               9.00
         Leon H. Perlin                         8,939               8.00
         Oscar S. Warner                       46,000               8.00
         Oscar S. Warner                      104,453               8.75
         Arthur Peregoff                       30,000               8.00


Independent Public Accountants

On October 24, 2001, Grant Thornton LLP was engaged as the independent accountant for the Registrant whose principal office is in Virginia Beach, Virginia. The Audit Committee of the Board of Directors approved engaging Grant Thornton, LLP.

PricewaterhouseCoopers LLP advised on September 19, 2001 that it would no longer be able to serve as independent accountant for the Registrant following the sale of its local office in Virginia Beach, Virginia. In connection with its audits for the two fiscal years ended December 31, 1999 and 2000, and the subsequent interim period through September 19, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Fees For Services Rendered By Public Accountants

Audit Fees

         2001 Annual Audit                                             $  74,000
         3 Q 2001 Quarterly Review                                         8,048
         1 Q and 2Q 2001 Quarterly Review                                 18,460

Total Audit Fees                                                        $100,508
                                                                        --------

All Other Fees  (consists of tax services and 401K consulting)         $  94,250


The Audit Committee has determined that the non-audit services provided by the public accountants are compatible with maintaining the independence of the public accountants.

                            AVAILABILITY OF FORM 10-K

The Company will provide to any Shareholder, without charge, upon written request of such Shareholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission. Such requests should be addressed to Approved Financial Corp., 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, Attn:
Accounting Department/Investor Relations.

                       SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). All transactions were reported in a timely manner during 2001.

                            PROPOSALS BY SHAREHOLDERS

Any Shareholder proposal which is intended to be presented at the Company's annual meeting of Shareholders to be held in the year 2003 must be received at the Company's principal executive offices, located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, Attention: Stanley Broaddus, Secretary of the Company, by no later than February 1, 2003, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Shareholders of the Company who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. The Company will furnish copies of such Bylaw provisions upon written request to Stanley Broaddus at the above-mentioned address.

                                 OTHER BUSINESS

The Meeting scheduled for June 28, 2002 is held for the purposes as set forth in the Notice that accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Meeting other than as set forth in the Notice. However, if any other business properly comes before the meeting, the Proxies named on the accompanying proxy card will vote their Proxies in their discretion on such business.

                                           By Order of the Board of Directors


                                           /s/ Allen D. Wykle

                                           Allen D. Wykle
                                           Chairman of the Board

Virginia Beach, Virginia
April 30, 2002

                            APPROVED FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 28, 2002
                               PROXYHOLDER BALLOT
                               ------------------

CIRCLE THE APPROPRIATE ANSWERS TO INDICATE YOUR VOTE ON EACH RESOLUTION BELOW.

          I, the undersigned, pursuant to proxy given, hereby vote:

                  FOR

                  AGAINST                      ABSTAIN
     the following resolution:

     RESOLVED, that Neil W. Phelan be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2005 and until his successor shall have been duly elected and qualified;

          I, the undersigned, pursuant to proxy given, hereby vote:

                  FOR

                  AGAINST                      ABSTAIN
     the following resolution:

     RESOLVED, that Gregory J. Witherspoon be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2005 and until his successor shall have been duly elected and qualified;

          I, the undersigned, pursuant to proxy given, hereby vote:

                    FOR

                    AGAINST                          ABSTAIN
     the following resolution:

     RESOLVED, that the appointment of Grant Thornton L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 2002 be, and it hereby is, ratified.


                                              Dated this 28th day of June, 2002.

                                           Signature: _________________________


                                           Name: ______________________________


                                           # of shares represented ____________